UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

Item 1: Reports to Shareholders

Annual Report | November 30, 2012
Vanguard WellingtonTM Fund

> For the 12 months ended November 30, 2012, Vanguard Wellington Fund returned more than 13%.

> The fund’s fiscal-year result was slightly behind that of its composite index benchmark, but well ahead of the average return of peer funds.

> The Wellington Fund outperformed its comparative standards for the decade ended November 30, 2012.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Agreement.	36
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2012
Total
Returns
Vanguard Wellington Fund
Investor Shares	13.56%
Admiral™ Shares	13.69
Wellington Composite Index	14.25
Mixed-Asset Target Allocation Growth Funds Average	11.50
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2011, Through November 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$31.08	$34.29	$0.950	$0.000
Admiral Shares	53.68	59.24	1.687	0.000

Chairman’s Letter

Dear Shareholder,

Buoyed by strong returns for both its stock and bond holdings, Vanguard Wellington Fund advanced more than 13% for the 12 months ended November 30, 2012. The result was a few steps behind the unmanaged Wellington Composite Index but more than 2 percentage points ahead of the average return of peer funds.

Among the fund’s stocks, nine of the ten industry sectors had positive returns, with the consumer discretionary category faring best. Energy was the only sector with a negative return for the fund. The fund’s bond holdings rallied along with the broader corporate bond market. Keep in mind that, for reasons I’ll discuss later in this letter, we anticipate a more challenging environment for bond investors in coming years.

On November 30, the fund’s 30day SEC yield was 2.33% for Investor Shares and 2.41% for Admiral Shares, compared with 2.74% for Investor Shares and 2.82% for Admiral Shares a year earlier.

If you hold shares in a taxable account, you may wish to review the information on the fund’s aftertax returns that appears later in this report.

Stocks weathered turbulence to record a healthy advance
Global stock markets seesawed through the 12 months ended November 30, ultimately finishing with doubledigit gains. U.S. stocks led the way, returning about 16%, followed by European and emerging markets stocks. Stocks in the developed markets of the Pacific region had the smallest return but still rose about 10%.

The gains masked a significant level of apprehension during the period, with investors concerned about U.S. economic growth and the finances of European governments and banks. Worries about Europe, in particular, flared up in the spring and then quieted in the summer. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles aren’t resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

As the period drew to a close soon after the U.S. elections, attention to the United States’s considerable budgetary challenges intensified. The nearterm focus on the “fiscal cliff” led to unsettling headlines and nervousness in the markets. But it also sparked serious debate about spending

Market Barometer

		Average Annual Total Returns
	Periods Ended November 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.19%	11.63%	1.57%
Russell 2000 Index (Small-caps)	13.09	13.85	2.82
Russell 3000 Index (Broad U.S. Market)	15.95	11.80	1.67
MSCI All Country World Index ex USA (International)	11.65	3.41	-3.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.51%	5.68%	6.04%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.17	7.13	6.23
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.50

CPI
Consumer Price Index	1.76%	2.10%	1.84%

and tax policy options, and such attention could prove a first step to a longterm solution that resolves the nation’s fiscal imbalance and opens the way for growth.

Bonds notched solid results, but challenges lie ahead
The broad U.S. taxable bond market returned more than 5% for the 12 months. Municipal bonds performed robustly, with returns of about 10%.

As bond prices rose, the yield of the 10year U.S. Treasury note slipped to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

After years of relatively high bond returns, investors shouldn’t be surprised if future results are much more modest. The low yields mean the opportunity for similarly strong returns has diminished.

As it has since late 2008, the Federal Reserve held its target for shortterm interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts. Shortly after the period closed, the Fed announced that it would not boost interest rates until unemployment fell to 6.5% or lower, provided the longterm inflation outlook remains around 2%. Based on current Fed economic projections, shortterm interest rates are expected to remain near zero into 2015.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.27%	0.19%	1.02%

The fund expense ratios shown are from the prospectus dated March 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the fund’s expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Fund’s areas of focus fit well with market conditions
As you know, the Wellington Fund invests in both stocks (about twothirds of the portfolio) and bonds (about onethird). Within those asset classes, the fund tends to focus on largecap value stocks and investmentgrade corporate bonds, both of which performed well during the fiscal year. In this favorable environment, the Wellington Fund turned in its strongest fiscalyear performance since 2009.

The stock portion of the fund rose about 16%, in line with the return of its equity benchmark, the S&P 500 Index. Consumer discretionary stocks, as I mentioned, were a highlight, especially home improvement retailers and media companies. The fund’s holdings among industrial conglomerates and defense contractors also did well. In the energy sector, however, setbacks for the fund’s holdings among oil exploration and equipment companies hurt performance. Energy stocks generally lagged the broader market, in part because of lower oil prices and uncertainties about global economic growth.

The fund’s fixed income holdings returned nearly 10%, half a percentage point less than the benchmark, the Barclays U.S. Credit A or Better Bond Index. Investment-grade bonds were in high demand during the period from investors searching for yields.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Total Returns
Ten Years Ended November 30, 2012
Average
Annual Return
Wellington Fund Investor Shares	7.90%
Wellington Composite Index	6.45
Mixed-Asset Target Allocation Growth Funds Average	5.55

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Fund continued its tradition of solid returns in rocky markets
For the tenyear period ended November 30, the Wellington Fund recorded an average annual return of about 8%, which was ahead of the returns of the fund’s comparative standards. The result is especially impressive when you consider the extreme volatility that the fund’s advisor had to contend with. The decade began with the aftermath of the bursting of the dotcom bubble and, more recently, was marked by the 2008–2009 financial crisis.

Investment insight
In a tumultuous decade, rebalancing yielded an extra benefit
Over time, market returns will affect the weighting of stocks and bonds in a portfolio.
That’s why it’s important to periodically rebalance—adjust investments to get them back to a target asset allocation. Some funds, such as the Wellington Fund, do the rebalancing for you, with the advisor making the adjustments.

Generally speaking, rebalancing is aimed at managing risk, making sure that a portfolio doesn’t end up with a more aggressive asset mix than intended. But for the ten years ended November 30, rebalancing also led to higher returns. As you can see in the chart below, a portfolio that started out as 65% stocks and 35% bonds and was then never rebalanced would have underperformed both the Wellington
Composite Index and the Wellington Fund, both of which were rebalanced.

What effect rebalancing may have on future returns isn’t known. But you can be sure that rebalancing will help ensure that a portfolio stays in line with the risk profile you originally chose.

Average annual return: November 30, 2002 through November 30, 2012

At Vanguard, we’re great believers in the benefits of balance and diversification, and the Wellington Fund epitomizes these investment virtues. Since it began operations in 1929, the fund has delivered solid results through all sorts of market conditions, recording an average annual return of 8.17%.

This record is a tribute to the experience and talent of the fund’s advisor, Wellington Management Company, llp. The fund’s low investment costs have also allowed shareholders to keep a larger proportion of their returns.

How our core purpose informs our approach to active management
At Vanguard, we sum up our core purpose this way: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success. When it comes to our actively managed funds, such as the Wellington Fund, this commitment to investors is reflected both in our rigorous process for selecting fund advisors and in our efforts to keep the costs of our funds low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered, and advocated for, index funds for more than 35 years. By seeking to track—rather than beat—market returns, index funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if those managers deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2012

Advisor’s Report

Vanguard Wellington Fund returned 13.56% for Investor Shares and 13.69% for Admiral Shares for the year ended November 30, 2012. The Fund trailed the 14.25% return of the Wellington Composite Index, which is weighted 65% in largecapitalization stocks and 35% in highquality corporate bonds, but finished ahead of the 11.50% average return of its peers. The stock portion of the fund rose roughly in line with the return of its equity benchmark, the S&P 500 Index. The fund’s fixed income portion modestly trailed its benchmark, the Barclays U.S. Credit A or Better Bond Index.

Investment environment
For the 12 months ended November 30, 2012, stock and bond markets generated positive total returns for investors overall, but the year was marked by periods of volatility.

Equity Portfolio Changes
Fiscal Year Ended November 30, 2012

Additions	Comments
Eaton	We initiated an equity position in this diversified power
management company in the spring. The recent acquisition of
Cooper Industries will create an enhanced company with the
majority of its business mix in electrical products. We believe that this merger will enhance the longterm growth rate of the company while also reducing its overall cyclicality. We were attracted by the valuation, strong cash flows, and solid dividend yield.
General Mills	Given its attractive stock valuation following management’s
missteps in the Greek yogurt category, we initiated a new stock position in this global food company, known for its Pillsbury,
Yoplait, Betty Crocker, and Cheerios brands. After initially purchasing shares in March, we added to the position in
subsequent months. The company is coming to market with
competitive products, and we expect investors to respond
favorably over time. General Mills generates large amounts of cash, and has a solid balance sheet, a strong management team, and a history of paying and raising dividends.
Deletions	Comments
Total	We sold the fund’s shares of this worldwide, Francebased
integrated oil and gas company this summer. The company’s
production volumes fell short of our expectations, and we were concerned about a deteriorating freecashflow position relative to peers. Total has been struggling with disruptions and outages at multiple locations.
Home Depot	We sold this leading home improvement retailer as its stock
approached our price target and the valuation became less
favorable. Shares outperformed after the company posted solid earnings and raised its outlook for the full fiscal year. Investors are gaining confidence that Home Depot will benefit from a recovery in the housing market.

Economic data painted a mixed picture of the U.S. economy. Consumer confidence weakened, and the labor market remained sluggish. However, enthusiasm grew over a recovery in housing as home prices showed their first yearoveryear gain in years. Despite concerns regarding a global economic slowdown, investors were encouraged by strong corporate earnings. U.S. equities also moved higher, in part because of steps taken by central banks around the globe.

The U.S. Federal Reserve’s extremely accommodative stance supported fixed income assets as well. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of mortgagebacked securities per month. In addition, the central bank said that it would extend its policy of keeping interest rates extremely low to at least the middle of 2015 and indicated that it would maintain a loose monetary policy for a considerable period after the economic recovery strengthens.

Our successes
Stock selection was favorable within the consumer discretionary and industrial sectors. Sector allocation, a byproduct of our individual stock selections, also boosted relative returns. Our overweighted allocation to financials and health care helped the fund, as did our underweighting of information technology.

Comcast was our top individual equity contributor. Other top contributors included eBay, Eli Lilly, Wells Fargo, and Merck.

Relative to the S&P 500 Index, the equity portfolio’s benchmark, the fund benefited from not owning HewlettPackard, a constituent of the index that declined sharply during the period.

Comcast is the largest U.S. cable communications company and the new owner of NBC Universal. Shares outperformed after the company posted strong earnings, thanks in part to betterthanexpected advertising revenue from the 2012 London Olympics. We hold a favorable view of Comcast and believe that the NBC Universal acquisition should meaningfully add to operating free cash flow in the next several years. Comcast’s market share gains in highmargin residential and commercial phone and data services should outweigh video losses over the longer term.

The fund’s fixed income portfolio benefited from our allocation to mortgagebacked securities, predominantly agency passthrough certificates. Security selection was also strong within corporate credit, especially industrials. Our overweighted allocation to bonds from financial issuers also boosted relative returns.

Our shortfalls
Security selection was a modest detractor from the fund’s equity performance, particularly within the energy, information technology, and materials sectors.

The most significant individual detractors were Anadarko Petroleum, Exelon (a position to which we added on weakness),

Kinross Gold (eliminated during the period), and Occidental Petroleum (we added more shares). Not owning Apple, whose profile did not fit our investment style, also hurt the equity portfolio’s returns on a relative basis. While we have no reservations about Apple’s products, we are concerned about the longterm sustainability of the company’s margins.

Anadarko is a leading U.S. oil and gas exploration company whose stock was pressured by a sharp decline in oil prices. A natural gas discovery in Mozambique holds significant potential. BP’s $4 billion settlement with Anadarko over the 2010 Gulf of Mexico oil spill was substantially less than had been feared, which we expect will benefit shareholders. We believe that the company’s onshore assets are not fully appreciated by the market, in part because they have been overshadowed by strong exploration and growth potential offshore.

In the fixed income portfolio, our underweighted allocation to sovereign, supranational, foreign agency, and local authority bonds hindered relative returns.

The fund’s positioning
As of the close of the period, our largest active overweight stock positions relative to the S&P 500 Index included Wells Fargo, Merck, and Comcast. At the sector level, the fund’s overweight positions included health care, financials, and industrials.

We are focusing on highquality financial institutions with solid balance sheets, strong management teams, and attractive valuations. We remain underweighted in REITs, as we view that subsector as a pure play on interest rates, which we believe does not currently offer an attractive risk/ reward profile. In health care, we are targeting stocks that offer stable cash flows and high dividend yields and trade at attractive valuations. We view the market as overly pessimistic about the regulatory environment and the coming expiration of many drug patents. For health care stocks held in the portfolio, we view the drug pipeline favorably, as research and development spending is focused on drugs with higher probabilities of regulatory approval.

Our most significant active stock underweight positions included Apple and Google, each of which is a component of the S&P 500 Index that we did not own in the fund as of the period’s close. (We briefly held Google this summer, but it approached our price target before we could build a full position; we eliminated our position in September.)

We finished the period with underweight exposures to the information technology, consumer staples, and consumer discretionary sectors. Many consumer staples stocks are at historically high valuations, and we are having a difficult time finding value. The information technology underweight is partly a result of our choice not to own Apple. In our view, as we mentioned, that stock faces several longterm risks and does not present an attractive risk/reward profile at its current valuation.

The bond portfolio remains close to neutral with respect to overall duration, while we maintain our curveflattening positions. We remain largely invested in corporate bonds, although we also hold Treasuries, which tend to provide some protection when the economic cycle takes an unexpected turn for the worse. We also have a large outofbenchmark position in agency mortgagebacked securities that offer attractive yields and superior liquidity relative to corporate bonds.

Edward P. Bousa, CFA,
Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

December 13, 2012

Wellington Fund

Fund Profile
As of November 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.27%	0.19%
30-Day SEC Yield	2.33%	2.41%

Equity and Portfolio Characteristics
			DJ
			US Total
			Stock
		S&P 500	Mkt Float
	Fund	Index	Adj Idx
Number of Stocks	100	500	3,629
Median Market Cap	$61.0B	$56.9B	$36.1B
Price/Earnings Ratio	13.9x	15.8x	16.6x
Price/Book Ratio	1.8x	2.1x	2.1x
Return on Equity	17.7%	19.0%	17.4%
Earnings Growth Rate	5.7%	9.9%	9.8%
Dividend Yield	2.8%	2.3%	2.1%
Foreign Holdings	8.5%	0.0%	0.0%
Turnover Rate	31%	—	—
Short-Term Reserves	0.6%	—	—

Fixed Income Characteristics
		Barclays
		Credit A	Barclays
		or Better	Aggregate
	Fund	Index	Bond Index
Number of Bonds	571	2,707	8,050
Yield to Maturity
(before expenses)	2.3%	2.1%	1.7%
Average Coupon	4.2%	4.3%	3.6%
Average Duration	6.4 years	6.8 years	5.0 years
Average Effective
Maturity	9.5 years	9.7 years	6.9 years

Total Fund Volatility Measures
		DJ US
	Wellington	Total Stock
	Composite	Mkt Float
	Index	Adj Idx
R-Squared	0.98	0.95
Beta	0.98	0.60

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil & Gas	3.5%
Wells Fargo & Co.	Diversified Banks	3.0
Pfizer Inc.	Pharmaceuticals	2.8
Merck & Co. Inc.	Pharmaceuticals	2.7
AT&T Inc.	Integrated
	Telecommunication
	Services	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Comcast Corp. Class A	Cable & Satellite	2.4
International Business	IT Consulting &
Machines Corp.	Other Services	2.3
Chevron Corp.	Integrated Oil & Gas	1.9
Microsoft Corp.	Systems Software	1.8
Top Ten		25.5%
Top Ten as % of Total Net Assets		16.7%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			US Total
			Stock
		S&P 500	Mkt Float
	Fund	Index	Adj Idx
Consumer
Discretionary	9.9%	11.4%	12.4%
Consumer Staples	8.7	11.1	9.7
Energy	11.7	11.0	10.2
Financials	17.5	15.0	16.4
Health Care	16.5	12.2	11.9
Industrials	12.4	10.1	10.9
Information
Technology	13.0	19.2	18.4
Materials	3.1	3.5	3.9
Telecommunication
Services	3.2	3.1	2.7
Utilities	4.0	3.4	3.5

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	2.4%
Commercial Mortgage-Backed	0.7
Finance	28.7
Foreign	2.4
Government Mortgage-Backed	7.3
Industrial	33.1
Treasury/Agency	12.6
Utilities	7.3
Other	5.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	20.5%
Aaa	4.1
Aa	14.4
A	43.8
Baa	16.0
Not Rated	1.2

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended November 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellington Fund Investor Shares	13.56%	3.98%	7.90%	$21,400
- - - - - -	Barclays U.S. Aggregate Bond Index	5.51	6.04	5.41	16,941
••••••••	Wellington Composite Index	14.25	3.63	6.45	18,692
– – – –	Mixed-Asset Target Allocation
	Growth Dow Jones Funds U.S. Average Total Stock Market	11.50	1.39	5.55	17,160
	Float-Adjusted Index	15.92	1.84	7.20	20,046

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	13.69%	4.07%	8.02%	$108,190
Barclays U.S. Aggregate Bond Index	5.51	6.04	5.41	84,706
Wellington Composite Index	14.25	3.63	6.45	93,461
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	15.92	1.84	7.20	100,228

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	20.66%	3.87%	3.32%	5.43%	8.75%
Admiral Shares	5/14/2001	20.79	3.97	3.44	5.43	8.87

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	26,909,220	1,000,485	1.5%
Time Warner Inc.	14,538,170	687,656	1.1%
Lowe’s Cos. Inc.	16,173,100	583,687	0.9%
Walt Disney Co.	11,303,702	561,342	0.9%
Target Corp.	8,715,300	550,197	0.9%
Ford Motor Co.	38,613,660	442,126	0.7%
Consumer Discretionary—Other †		331,710	0.5%
		4,157,203	6.5%
Consumer Staples
PepsiCo Inc.	9,262,400	650,313	1.0%
Procter & Gamble Co.	8,169,275	570,461	0.9%
Philip Morris International Inc.	5,916,800	531,802	0.8%
CVS Caremark Corp.	10,582,600	492,197	0.8%
Consumer Staples—Other †		1,392,020	2.1%
		3,636,793	5.6%
Energy
Exxon Mobil Corp.	16,443,964	1,449,371	2.2%
Chevron Corp.	7,706,770	814,528	1.3%
Anadarko Petroleum Corp.	9,313,400	681,648	1.1%
BP plc ADR	14,841,410	619,777	1.0%
Occidental Petroleum Corp.	6,428,900	483,518	0.7%
Energy—Other †		876,008	1.4%
		4,924,850	7.7%
Financials
Wells Fargo & Co.	37,685,117	1,243,986	1.9%
JPMorgan Chase & Co.	25,093,076	1,030,824	1.6%
ACE Ltd.	8,791,760	696,571	1.1%
PNC Financial Services Group Inc.	9,691,400	544,075	0.8%
Prudential Financial Inc.	9,561,100	498,325	0.8%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
BlackRock Inc.	2,299,660	453,125	0.7%
Bank of America Corp.	24,989,500	246,396	0.4%
Financials—Other †		2,608,495	4.1%
		7,321,797	11.4%
Health Care
Pfizer Inc.	46,834,241	1,171,793	1.8%
Merck & Co. Inc.	25,651,252	1,136,350	1.8%
Johnson & Johnson	10,649,800	742,610	1.1%
Eli Lilly & Co.	13,925,100	682,887	1.1%
Medtronic Inc.	13,822,700	582,074	0.9%
Roche Holding AG	2,790,911	549,796	0.8%
Cardinal Health Inc.	12,177,400	492,576	0.8%
AstraZeneca plc ADR	8,106,600	385,388	0.6%
Health Care—Other †		1,176,641	1.8%
		6,920,115	10.7%
Industrials
General Electric Co.	27,716,600	585,652	0.9%
Deere & Co.	6,532,420	549,050	0.9%
Honeywell International Inc.	8,926,600	547,468	0.9%
FedEx Corp.	5,608,420	502,122	0.8%
United Parcel Service Inc. Class B	6,552,170	479,029	0.7%
Eaton Corp.	7,733,500	403,379	0.6%
Raytheon Co.	6,316,100	360,839	0.6%
Industrials—Other †		1,772,028	2.7%
		5,199,567	8.1%
Information Technology
International Business Machines Corp.	5,005,100	951,319	1.5%
Microsoft Corp.	28,635,990	762,290	1.2%
Intel Corp.	26,505,000	518,703	0.8%
* eBay Inc.	8,853,950	467,666	0.7%
Cisco Systems Inc.	24,251,300	458,592	0.7%
Texas Instruments Inc.	15,126,872	445,789	0.7%
Oracle Corp.	13,839,330	444,242	0.7%
Information Technology—Other †		1,389,642	2.1%
		5,438,243	8.4%
Materials
Dow Chemical Co.	17,429,900	526,209	0.8%
Air Products & Chemicals Inc.	4,729,800	392,289	0.6%
Materials—Other †		372,793	0.6%
		1,291,291	2.0%
Telecommunication Services
AT&T Inc.	32,381,255	1,105,172	1.7%
Telecommunication Services—Other †		227,848	0.4%
		1,333,020	2.1%
Utilities
NextEra Energy Inc.	7,459,900	512,570	0.8%
Dominion Resources Inc.	9,155,200	467,922	0.7%
Utilities—Other †		720,996	1.1%
		1,701,488	2.6%
Total Common Stocks (Cost $32,098,997)		41,924,367	65.1%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	0.250%	10/31/14	1,096,750	1,096,750	1.7%
	United States Treasury
	Note/Bond	1.500%	6/30/16	540,105	560,867	0.9%
	United States Treasury
	Note/Bond	0.250%–4.375%	9/30/14–11/15/42	1,050,818	1,089,662	1.7%
					2,747,279	4.3%
Conventional Mortgage-Backed Securities
[1,2]	Freddie Mac Gold Pool	5.000%–5.500%	3/1/23–10/1/41	1,483,709	1,599,476	2.5%
	Conventional Mortgage-Backed Securities—Other †				6,925	0.0%
					1,606,401	2.5%
Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	114,446	126,586	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				30,930	0.0%
					157,516	0.2%
Total U.S. Government and Agency Obligations (Cost $4,442,789)					4,511,196	7.0%
Asset-Backed/Commercial Mortgage-Backed Securities
2	GE Capital Credit Card
	Master Note Trust	3.800%	11/15/17	32,000	33,773	0.1%
2	GE Commercial Mortgage Corp.
	Series 2003-C2 Trust	5.145%	7/10/37	12,379	12,556	0.0%
3	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				488,739	0.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $528,831)					535,068	0.8%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	5.750%–6.000%	9/1/17–2/7/42	149,690	175,882	0.3%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	111,070	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	30,988	0.0%
	JPMorgan Chase & Co.	3.250%–6.300%	9/15/14–1/6/42	360,956	420,738	0.7%
	Merrill Lynch & Co. Inc.	6.050%–6.875%	5/16/16–4/25/18	133,000	152,073	0.2%
	National City Corp.	6.875%	5/15/19	13,950	17,433	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	57,934	0.1%
2	PNC Financial
	Services Group Inc.	8.250%	5/29/49	44,000	44,440	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	82,730	0.1%
	Wachovia Corp.	5.250%–5.500%	5/1/13–8/1/14	37,900	38,819	0.1%
	Wells Fargo & Co.	2.625%–5.625%	4/15/14–3/8/22	245,565	267,200	0.4%
3	Banking—Other †				3,291,845	5.1%
	Brokerage †				13,834	0.0%
	Finance Companies
	General Electric
	Capital Corp.	3.150%–6.875%	2/15/17–1/10/39	345,360	400,490	0.7%
3	Finance Companies—Other †				4,078	0.0%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	28,400	0.0%
	ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–3/15/18	51,360	60,735	0.1%
3	Insurance—Other †				882,184	1.4%
3	Real Estate Investment Trusts †				198,591	0.3%
					6,279,464	9.8%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Industrial
Basic Industry †				184,464	0.3%
Capital Goods
General Electric Co.	4.125%–5.250%	12/6/17–10/9/42	30,420	34,743	0.1%
3 Capital Goods—Other †				595,571	0.9%
Communication
AT&T Inc.	1.600%–6.800%	9/15/14–2/15/39	255,175	304,227	0.5%
BellSouth Corp.	5.200%–6.550%	9/15/14–11/15/34	64,220	74,893	0.1%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	27,600	34,580	0.1%
Comcast Corp.	4.650%–5.700%	5/15/18–7/15/42	54,070	60,209	0.1%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	27,043	0.0%
3 Communication—Other †				981,398	1.5%
Consumer Cyclical
Lowe’s Cos. Inc.	5.500%–6.875%	2/15/28–9/15/37	91,595	118,598	0.2%
Time Warner Cos. Inc.	6.950%–7.570%	2/1/24–1/15/28	40,000	52,917	0.1%
Time Warner Inc.	4.875%	3/15/20	14,000	16,355	0.0%
3 Consumer Cyclical—Other †				1,157,988	1.8%
Consumer Noncyclical
Johnson & Johnson	2.150%–5.150%	5/15/16–7/15/18	36,505	40,853	0.1%
Merck & Co. Inc.	6.550%	9/15/37	10,000	14,398	0.0%
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	14,582	0.0%
PepsiCo Inc.	3.100%–4.000%	1/15/15–3/5/42	90,191	94,285	0.1%
Pfizer Inc.	5.350%	3/15/15	33,000	36,482	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	33,312	0.1%
3 Consumer Noncyclical—Other †				1,944,491	3.0%
Energy
BP Capital Markets plc	1.846%–4.750%	10/1/15–5/6/22	142,215	154,765	0.2%
3 Energy—Other †				456,062	0.7%
3 Other Industrial †				50,814	0.1%
Technology
International Business
Machines Corp.	1.250%–8.375%	1/5/16–11/29/32	123,686	145,533	0.2%
Microsoft Corp.	4.000%	2/8/21	16,000	18,472	0.0%
Technology—Other †				280,849	0.5%
3 Transportation †				294,120	0.4%
				7,222,004	11.2%
Utilities
Electric
Florida Power & Light Co.	4.950%–5.950%	2/1/35–2/1/38	104,215	135,839	0.2%
3 Electric—Other †				1,185,168	1.8%
3 Natural Gas †				238,727	0.4%
Other Utility †				42,533	0.1%
				1,602,267	2.5%
Total Corporate Bonds (Cost $13,360,572)				15,103,735	23.5%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $470,814) †				534,745	0.8%
Taxable Municipal Bonds (Cost $955,395) †				1,198,231	1.9%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 11/30/12, Repurchase Value
$74,101,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%, 11/1/42, and Federal
National Mortgage Assn.
3.000%, 10/1/27)	0.220%	12/3/12	74,100	74,100	0.1%
Bank of Montreal (Dated 11/30/12,
Repurchase Value $70,001,000,
collateralized by U.S. Treasury
Notes 0.250%, 3/31/14)	0.230%	12/3/12	70,000	70,000	0.1%
Deutsche Bank Securities, Inc.
(Dated 11/30/12, Repurchase
Value $27,601,000, collateralized
by Government National Mortgage
Assn. 2.500%, 10/20/27)	0.250%	12/3/12	27,600	27,600	0.0%
HSBC Bank USA (Dated 11/30/12,
Repurchase Value $56,701,000,
collateralized by Federal Home
Loan Mortgage Corp.
3.000%–4.500%, 7/1/30–12/1/42)	0.240%	12/3/12	56,700	56,700	0.1%
RBC Capital Markets LLC (Dated
11/30/12, Repurchase Value
$39,001,000, collateralized by
Federal National Mortgage Assn.
4.000%, 5/1/42)	0.230%	12/3/12	39,000	39,000	0.1%
RBS Securities, Inc. (Dated 11/30/12,
Repurchase Value $53,001,000,
collateralized by U.S. Treasury
Notes, 0.250–3.625%,
11/30/14–2/15/21)	0.220%	12/3/12	53,000	53,000	0.1%
TD Securities (USA) LLC (Dated
11/30/12, Repurchase Value
$57,001,000, collateralized by
Federal National Mortgage Assn.
0.600%–1.700%, 8/20/15–8/28/19)	0.220%	12/3/12	57,000	57,000	0.1%
UBS Securities LLC (Dated 11/30/12,
Repurchase Value $19,100,000,
collateralized by Government
National Mortgage Assn.
4.500%–5.500%, 3/15/40–8/15/41)	0.220%	12/3/12	19,100	19,100	0.0%
				396,500	0.6%
Total Temporary Cash Investments (Cost $396,500)				396,500	0.6%
Total Investments (Cost $52,253,898)				64,203,842	99.7%
Other Assets and Liabilities
Other Assets				562,366	0.9%
Liabilities				(401,104)	(0.6%)
				161,262	0.3%
Net Assets				64,365,104	100.0%

Wellington Fund

At November 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	51,357,182
Undistributed Net Investment Income	278,863
Accumulated Net Realized Gains	778,832
Unrealized Appreciation (Depreciation)
Investment Securities	11,949,944
Swap Contracts	472
Foreign Currencies	(189)
Net Assets	64,365,104

Investor Shares—Net Assets
Applicable to 779,013,853 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,716,152
Net Asset Value Per Share—Investor Shares	$34.29

Admiral Shares—Net Assets
Applicable to 635,573,171 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	37,648,952
Net Asset Value Per Share—Admiral Shares	$59.24

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $2,460,779,000, representing 3.8% of net assets.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Dividends[1]	1,126,981
Interest	782,429
Security Lending	7,255
Total Income	1,916,665
Expenses
Investment Advisory Fees—Note B
Basic Fee	41,531
Performance Adjustment	(9,896)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	46,679
Management and Administrative—Admiral Shares	33,788
Marketing and Distribution—Investor Shares	5,835
Marketing and Distribution—Admiral Shares	6,193
Custodian Fees	605
Auditing Fees	33
Shareholders’ Reports—Investor Shares	384
Shareholders’ Reports—Admiral Shares	120
Trustees’ Fees and Expenses	120
Total Expenses	125,392
Net Investment Income	1,791,273
Realized Net Gain (Loss)
Investment Securities Sold	953,442
Futures Contracts	(1,310)
Swap Contracts	3,334
Foreign Currencies	(920)
Realized Net Gain (Loss)	954,546
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,843,869
Futures Contracts	(595)
Swap Contracts	472
Foreign Currencies	(171)
Change in Unrealized Appreciation (Depreciation)	4,843,575
Net Increase (Decrease) in Net Assets Resulting from Operations	7,589,394
1 Dividends are net of foreign withholding taxes of $16,750,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,791,273	1,655,292
Realized Net Gain (Loss)	954,546	1,961,874
Change in Unrealized Appreciation (Depreciation)	4,843,575	(109,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,589,394	3,507,853
Distributions
Net Investment Income
Investor Shares	(764,768)	(772,854)
Admiral Shares	(992,538)	(834,384)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,757,306)	(1,607,238)
Capital Share Transactions
Investor Shares	(1,626,720)	(1,962,619)
Admiral Shares	5,369,681	3,512,544
Net Increase (Decrease) from Capital Share Transactions	3,742,961	1,549,925
Total Increase (Decrease)	9,575,049	3,450,540
Net Assets
Beginning of Period	54,790,055	51,339,515
End of Period[1]	64,365,104	54,790,055
1 Net Assets—End of Period includes undistributed net investment income of $278,863,000 and $244,473,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.08	$29.94	$28.99	$23.79	$34.56
Investment Operations
Net Investment Income	.959	.929	.868	.909	1.037
Net Realized and Unrealized Gain (Loss)
on Investments	3.201	1.115	.960	5.217	(9.289)
Total from Investment Operations	4.160	2.044	1.828	6.126	(8.252)
Distributions
Dividends from Net Investment Income	(.950)	(.904)	(.878)	(.926)	(1.094)
Distributions from Realized Capital Gains	—	—	—	—	(1.424)
Total Distributions	(.950)	(.904)	(.878)	(.926)	(2.518)
Net Asset Value, End of Period	$34.29	$31.08	$29.94	$28.99	$23.79

Total Return[1]	13.56%	6.85%	6.43%	26.46%	-25.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,716	$25,743	$26,717	$28,114	$22,486
Ratio of Total Expenses to Average Net Assets[2]	0.25%	0.27%	0.30%	0.34%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.91%	2.95%	2.97%	3.59%	3.44%
Portfolio Turnover Rate	31%[3]	38%[3]	35%	28%	30%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.02%, and 0.01%.
3 Includes 15% and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$53.68	$51.71	$50.07	$41.10	$59.71
Investment Operations
Net Investment Income	1.703	1.645	1.542	1.619	1.848
Net Realized and Unrealized Gain (Loss)
on Investments	5.544	1.930	1.658	8.999	(16.048)
Total from Investment Operations	7.247	3.575	3.200	10.618	(14.200)
Distributions
Dividends from Net Investment Income	(1.687)	(1.605)	(1.560)	(1.648)	(1.950)
Distributions from Realized Capital Gains	—	—	—	—	(2.460)
Total Distributions	(1.687)	(1.605)	(1.560)	(1.648)	(4.410)
Net Asset Value, End of Period	$59.24	$53.68	$51.71	$50.07	$41.10

Total Return[1]	13.69%	6.94%	6.52%	26.57%	-25.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,649	$29,048	$24,623	$19,211	$14,696
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.19%	0.22%	0.23%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.99%	3.03%	3.05%	3.70%	3.55%
Portfolio Turnover Rate	31%[3]	38%[3]	35%	28%	30%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.02%, and 0.01%.
3 Includes 15% and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at November 30, 2012. During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit exposure of the fund or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the fund. Upon a counterparty default, a fund’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and by requiring counterparties to post of collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

During the year ended November 30, 2012, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts.

Wellington Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellington Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the year ended November 30, 2012, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before a decrease of $9,896,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $8,919,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.57% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	39,524,950	2,399,417	—
U.S. Government and Agency Obligations	—	4,511,196	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	535,068	—
Corporate Bonds	—	15,103,735	—
Sovereign Bonds	—	534,745	—
Taxable Municipal Bonds	—	1,198,231	—
Temporary Cash Investments	—	396,500	—
Swap Contracts—Assets	—	472	—
Total	39,524,950	24,679,364	—

Wellington Fund

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,310)	—	(1,310)
Swap Contracts	—	3,334	3,334
Realized Net Gain (Loss) on Derivatives	(1,310)	3,334	2,024

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(595)	—	(595)
Swap Contracts	—	472	472
Change in Unrealized Appreciation (Depreciation) on Derivatives	(595)	472	(123)

At November 30, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
MetLife Inc./A3	9/20/17	DBAG	10,800	878	1.000	472
1 DBAG—Deutsche Bank AG.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2012, the fund realized net foreign currency losses of $920,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,343,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $82,438,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $35,883,000 to offset taxable capital gains realized during the year ended November 30, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2012, the fund had $526,506,000 of ordinary income and $674,708,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $48,297,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2012, the cost of investment securities for tax purposes was $52,302,195,000. Net unrealized appreciation of investment securities for tax purposes was $11,901,647,000, consisting of unrealized gains of $12,470,795,000 on securities that had risen in value since their purchase and $569,148,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2012, the fund purchased $13,925,541,000 of investment securities and sold $11,007,285,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,245,039,000 and $7,640,790,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,928,943	119,032	3,863,624	122,449
Issued in Lieu of Cash Distributions	740,932	22,626	751,643	24,136
Redeemed	(6,296,595)	(190,990)	(6,577,886)	(210,620)
Net Increase (Decrease) —Investor Shares	(1,626,720)	(49,332)	(1,962,619)	(64,035)
Admiral Shares
Issued	8,262,787	144,837	6,312,591	116,559
Issued in Lieu of Cash Distributions	917,357	16,193	768,903	14,297
Redeemed	(3,810,463)	(66,592)	(3,568,950)	(65,855)
Net Increase (Decrease) —Admiral Shares	5,369,681	94,438	3,512,544	65,001

I. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets-investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, PA

January 14, 2013

Special 2012 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $67,509,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,011,395,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 40.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.56%	3.98%	7.90%
Returns After Taxes on Distributions	12.80	3.01	6.80
Returns After Taxes on Distributions and Sale of Fund Shares	9.14	2.97	6.45

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2012	11/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,082.49	$1.31
Admiral Shares	1,000.00	1,083.15	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012013

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

		Market
		Value
	Shares	($000)
Common Stocks (65.1%)
Consumer Discretionary (6.5%)
Comcast Corp. Class A	26,909,220	1,000,485
Time Warner Inc.	14,538,170	687,656
Lowe's Cos. Inc.	16,173,100	583,687
Walt Disney Co.	11,303,702	561,342
Target Corp.	8,715,300	550,197
Ford Motor Co.	38,613,660	442,126
Johnson Controls Inc.	6,492,000	178,790
Viacom Inc. Class B	2,963,000	152,920
		4,157,203
Consumer Staples (5.6%)
PepsiCo Inc.	9,262,400	650,313
Procter & Gamble Co.	8,169,275	570,461
Philip Morris International Inc.	5,916,800	531,802
CVS Caremark Corp.	10,582,600	492,197
Unilever NV	9,512,500	359,858
General Mills Inc.	7,716,400	316,295
Coca-Cola Co.	6,529,700	247,606
Archer-Daniels-Midland Co.	7,874,600	210,252
* Kraft Foods Group Inc.	2,976,000	134,575
Anheuser-Busch InBev NV	1,405,650	123,434
		3,636,793
Energy (7.7%)
Exxon Mobil Corp.	16,443,964	1,449,371
Chevron Corp.	7,706,770	814,528
Anadarko Petroleum Corp.	9,313,400	681,648
BP plc ADR	14,841,410	619,777
Occidental Petroleum Corp.	6,428,900	483,518
Baker Hughes Inc.	7,895,450	340,689
BG Group plc	15,986,641	274,276
Encana Corp.	7,165,394	156,134
Petroleo Brasileiro SA ADR	5,838,000	104,909
		4,924,850
Financials (11.4%)
Wells Fargo & Co.	37,685,117	1,243,986
JPMorgan Chase & Co.	25,093,076	1,030,824
ACE Ltd.	8,791,760	696,571
PNC Financial Services Group Inc.	9,691,400	544,075
Prudential Financial Inc.	9,561,100	498,325
BlackRock Inc.	2,299,660	453,125
UBS AG	21,817,334	342,750
US Bancorp	9,114,000	294,018
Standard Chartered plc	12,152,832	283,466
Bank of America Corp.	24,989,500	246,396
Swiss Re AG	3,293,978	237,555
* American International Group Inc.	6,908,900	228,892
Citigroup Inc.	5,765,010	199,296
MetLife Inc.	5,783,285	191,947
Mitsubishi UFJ Financial Group Inc.	40,529,700	186,412
Marsh & McLennan Cos. Inc.	4,770,900	168,031
HSBC Holdings plc ADR	3,230,700	165,186
Chubb Corp.	1,687,050	129,886
State Street Corp.	2,408,227	107,022
Hartford Financial Services Group Inc.	3,495,472	74,034
		7,321,797
Health Care (10.7%)
Pfizer Inc.	46,834,241	1,171,793
Merck & Co. Inc.	25,651,252	1,136,350
Johnson & Johnson	10,649,800	742,610
Eli Lilly & Co.	13,925,100	682,887
Medtronic Inc.	13,822,700	582,074
Roche Holding AG	2,790,911	549,796

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

		Market
		Value
	Shares	($000)
Cardinal Health Inc.	12,177,400	492,576
AstraZeneca plc ADR	8,106,600	385,388
Teva Pharmaceutical Industries Ltd. ADR	8,404,500	339,122
UnitedHealth Group Inc.	5,652,010	307,413
Bristol-Myers Squibb Co.	7,938,600	259,036
* Gilead Sciences Inc.	1,857,100	139,282
* Celgene Corp.	1,676,900	131,788
		6,920,115
Industrials (8.1%)
General Electric Co.	27,716,600	585,652
Deere & Co.	6,532,420	549,050
Honeywell International Inc.	8,926,600	547,468
FedEx Corp.	5,608,420	502,122
United Parcel Service Inc. Class B	6,552,170	479,029
Eaton Corp.	7,733,500	403,379
Raytheon Co.	6,316,100	360,839
Siemens AG	3,298,247	340,996
Union Pacific Corp.	2,464,360	302,574
Waste Management Inc.	8,442,360	274,968
Schneider Electric SA	2,953,364	207,903
Lockheed Martin Corp.	2,208,140	206,019
United Technologies Corp.	2,438,900	195,380
General Dynamics Corp.	2,088,590	138,891
Caterpillar Inc.	1,235,300	105,297
		5,199,567
Information Technology (8.4%)
International Business Machines Corp.	5,005,100	951,319
Microsoft Corp.	28,635,990	762,290
Intel Corp.	26,505,000	518,703
* eBay Inc.	8,853,950	467,666
Cisco Systems Inc.	24,251,300	458,592
Texas Instruments Inc.	15,126,872	445,789
Oracle Corp.	13,839,330	444,242
Accenture plc Class A	5,054,550	343,305
QUALCOMM Inc.	5,207,470	331,299
Automatic Data Processing Inc.	5,443,400	308,967
* Yahoo! Inc.	11,320,330	212,483
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	11,209,485	193,588
		5,438,243
Materials (2.0%)
Dow Chemical Co.	17,429,900	526,209
Air Products & Chemicals Inc.	4,729,800	392,289
CRH plc ADR	7,850,400	144,212
BASF SE	1,371,517	122,969
Goldcorp Inc.	2,729,000	105,612
		1,291,291
Telecommunication Services (2.1%)
AT&T Inc.	32,381,255	1,105,172
America Movil SAB de CV ADR	6,580,680	155,238
Vodafone Group plc	28,147,055	72,610
		1,333,020
Utilities (2.6%)
NextEra Energy Inc.	7,459,900	512,570
Dominion Resources Inc.	9,155,200	467,922
Edison International	7,442,700	338,494
Exelon Corp.	9,798,864	296,122
Duke Energy Corp.	1,353,500	86,380

		1,701,488
Total Common Stocks (Cost $32,098,997)		41,924,367

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.0%)
U.S. Government Securities (4.3%)
	United States Treasury Note/Bond	0.250%	9/30/14	42,000	42,000
	United States Treasury Note/Bond	0.250%	10/31/14	1,096,750	1,096,750
	United States Treasury Note/Bond	1.500%	6/30/16	540,105	560,867
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,355
	United States Treasury Note/Bond	0.750%	10/31/17	230,000	231,582
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	33,802
	United States Treasury Note/Bond	2.000%	11/15/21	169,958	178,163
	United States Treasury Note/Bond	1.750%	5/15/22	140,320	143,061
	United States Treasury Note/Bond	1.625%	11/15/22	160,000	160,125
	United States Treasury Note/Bond	4.375%	5/15/41	63,720	84,778
	United States Treasury Note/Bond	3.125%	11/15/41	47,305	50,661
	United States Treasury Note/Bond	2.750%	11/15/42	155,000	153,135
					2,747,279
Conventional Mortgage-Backed Securities (2.5%)
1,2	Freddie Mac Gold Pool	5.000%	1/1/33–10/1/41	687,872	740,227
1,2	Freddie Mac Gold Pool	5.500%	3/1/23–3/1/41	795,837	859,249
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	5,928	6,899
2	Ginnie Mae I Pool	8.000%	6/15/17	26	26
					1,606,401
Nonconventional Mortgage-Backed Securities (0.2%)
1,2	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,288
1,2	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	20,642
1,2	Freddie Mac REMICS	3.500%	3/15/31	5,760	6,095
1,2	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	120,491

					157,516
Total U.S. Government and Agency Obligations (Cost $4,442,789)					4,511,196
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
2	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	12,550	12,672
2,3	Ally Master Owner Trust	2.880%	4/15/15	22,650	22,841
2	Ally Master Owner Trust	2.150%	1/15/16	48,866	49,195
2	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	106,044
2	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	10,765	10,818
2,3	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	56,275	56,156
2,3	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	12,000	12,567
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	19,300
2	Credit Suisse First Boston Mortgage Securities Corp.	4.597%	3/15/35	5,579	5,594
2	Ford Credit Floorplan Master Owner Trust	1.500%	9/15/15	13,350	13,380
2,4	Ford Credit Floorplan Master Owner Trust	2.120%	2/15/16	25,390	25,597
2,3	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	16,270	17,484
2	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,729
2	GE Capital Credit Card Master Note Trust	3.800%	11/15/17	32,000	33,773
2	GE Commercial Mortgage Corp. Series 2003-C2 Trust	5.145%	7/10/37	12,379	12,556
2,3	Hertz Vehicle Financing LLC	4.260%	3/25/14	19,667	19,800
2,3	Hertz Vehicle Financing LLC	2.200%	3/25/16	36,320	37,329
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.994%	7/12/35	1,652	1,652
2,3	Marriott Vacation Club Owner Trust 2006-2	5.362%	10/20/28	1,830	1,869
2	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	2,784	2,781
2	Santander Drive Auto Receivables Trust 2011-1	2.350%	11/16/15	13,545	13,790
2	World Omni Automobile Lease Securitization Trust
	2011-A	1.490%	10/15/14	27,925	28,141
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $528,831)					535,068

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corporate Bonds (23.5%)
Finance (9.8%)
Banking (7.3%)
American Express Centurion Bank	6.000%	9/13/17	20,000	24,235
American Express Credit Corp.	5.875%	5/2/13	44,000	44,969
American Express Credit Corp.	2.750%	9/15/15	10,000	10,510
American Express Credit Corp.	2.375%	3/24/17	71,985	75,715
Bank of America Corp.	6.000%	9/1/17	69,725	81,046
Bank of America Corp.	5.750%	12/1/17	30,000	34,687
Bank of America Corp.	5.875%	1/5/21	40,000	47,735
Bank of America Corp.	5.875%	2/7/42	9,965	12,414
Bank of America NA	5.300%	3/15/17	68,000	75,247
Bank of America NA	6.000%	10/15/36	30,000	35,823
Bank of Montreal	2.500%	1/11/17	79,535	83,761
Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	63,794
Bank of Nova Scotia	3.400%	1/22/15	82,000	86,626
Barclays Bank plc	2.375%	1/13/14	53,000	53,923
Barclays Bank plc	5.000%	9/22/16	15,570	17,501
Barclays Bank plc	5.125%	1/8/20	30,000	34,238
BB&T Corp.	3.200%	3/15/16	34,000	35,962
BB&T Corp.	4.900%	6/30/17	8,045	8,963
BB&T Corp.	5.250%	11/1/19	8,000	9,296
Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,599
Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	20,389
BNY Mellon NA	4.750%	12/15/14	4,750	5,123
Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	58,536
Capital One Bank USA NA	6.500%	6/13/13	20,705	21,329
Capital One Financial Corp.	2.150%	3/23/15	27,380	27,951
Capital One Financial Corp.	3.150%	7/15/16	10,000	10,659
Capital One Financial Corp.	5.250%	2/21/17	3,580	4,096
Capital One Financial Corp.	4.750%	7/15/21	18,835	21,711
Citigroup Inc.	4.587%	12/15/15	23,975	26,175
Citigroup Inc.	3.953%	6/15/16	41,322	44,412
Citigroup Inc.	5.850%	8/2/16	30,000	34,388
Citigroup Inc.	4.450%	1/10/17	35,670	39,554
Citigroup Inc.	6.125%	11/21/17	64,960	77,259
Citigroup Inc.	6.125%	5/15/18	9,500	11,351
Citigroup Inc.	8.500%	5/22/19	34,000	45,467
Citigroup Inc.	5.375%	8/9/20	26,025	30,514
Citigroup Inc.	4.500%	1/14/22	20,000	22,347
Citigroup Inc.	6.625%	6/15/32	45,000	51,570
Citigroup Inc.	6.125%	8/25/36	30,000	32,950
Citigroup Inc.	8.125%	7/15/39	8,325	12,552
Citigroup Inc.	5.875%	1/30/42	1,290	1,585
3 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	54,525
3 Credit Agricole SA	3.500%	4/13/15	50,000	51,627
Credit Suisse	5.000%	5/15/13	87,750	89,521
Credit Suisse	2.200%	1/14/14	41,000	41,477
Credit Suisse	5.500%	5/1/14	30,000	31,975
Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	63,132
Goldman Sachs Group Inc.	3.700%	8/1/15	40,000	42,178
Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	77,669
Goldman Sachs Group Inc.	3.625%	2/7/16	7,111	7,521
Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	43,824
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	50,776
Goldman Sachs Group Inc.	6.000%	6/15/20	5,000	5,924
Goldman Sachs Group Inc.	5.250%	7/27/21	23,720	26,989
Goldman Sachs Group Inc.	5.750%	1/24/22	34,725	41,157
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	53,561
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	48,923
Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	42,835
3 HBOS plc	6.000%	11/1/33	2,715	2,409
3 HSBC Bank plc	2.000%	1/19/14	9,820	9,902

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 HSBC Bank plc	3.500%	6/28/15	17,937	19,080
3 HSBC Bank plc	4.750%	1/19/21	62,040	71,131
HSBC Bank USA NA	4.625%	4/1/14	19,710	20,622
HSBC Holdings plc	4.000%	3/30/22	72,455	79,688
HSBC Holdings plc	6.500%	5/2/36	25,000	30,118
HSBC Holdings plc	6.100%	1/14/42	54,000	72,486
3 ING Bank NV	2.650%	1/14/13	40,000	40,040
3 ING Bank NV	2.000%	10/18/13	40,000	40,250
3 ING Bank NV	3.750%	3/7/17	23,000	24,441
JPMorgan Chase & Co.	5.125%	9/15/14	14,550	15,519
JPMorgan Chase & Co.	5.250%	5/1/15	40,000	43,533
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	67,939
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	12,750
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	63,207
JPMorgan Chase & Co.	4.350%	8/15/21	31,386	35,177
JPMorgan Chase & Co.	4.500%	1/24/22	20,000	22,472
JPMorgan Chase & Co.	3.250%	9/23/22	18,645	19,252
JPMorgan Chase & Co.	5.600%	7/15/41	96,000	119,085
JPMorgan Chase & Co.	5.400%	1/6/42	18,035	21,804
Mellon Funding Corp.	5.000%	12/1/14	30,000	32,394
Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	77,188
Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	26,891
Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	47,994
Morgan Stanley	6.750%	10/15/13	25,775	27,056
Morgan Stanley	7.070%	2/10/14	17,500	18,299
Morgan Stanley	4.750%	4/1/14	70,000	72,358
Morgan Stanley	6.000%	5/13/14	7,835	8,304
Morgan Stanley	6.000%	4/28/15	44,000	47,939
Morgan Stanley	3.800%	4/29/16	9,470	9,847
Morgan Stanley	5.450%	1/9/17	70,000	76,935
Morgan Stanley	5.625%	9/23/19	9,800	10,977
Morgan Stanley	5.750%	1/25/21	79,825	90,831
Morgan Stanley	6.250%	8/9/26	20,000	23,064
National City Corp.	6.875%	5/15/19	13,950	17,433
3 Nordea Bank AB	2.125%	1/14/14	39,500	39,766
3 Nordea Bank AB	3.700%	11/13/14	22,880	24,028
Northern Trust Co.	4.600%	2/1/13	5,925	5,963
Northern Trust Corp.	3.450%	11/4/20	9,000	9,754
Paribas	6.950%	7/22/13	40,000	41,269
PNC Bank NA	4.875%	9/21/17	50,000	57,934
2 PNC Financial Services Group Inc.	8.250%	5/29/49	44,000	44,440
3 Societe Generale SA	5.200%	4/15/21	15,905	17,396
3 Standard Chartered plc	3.850%	4/27/15	14,990	15,806
State Street Corp.	5.375%	4/30/17	76,315	89,839
3 Svenska Handelsbanken AB	4.875%	6/10/14	56,000	58,948
Svenska Handelsbanken AB	2.875%	4/4/17	40,000	42,282
UBS AG	3.875%	1/15/15	50,000	52,804
UBS AG	5.875%	7/15/16	50,000	55,868
UBS AG	4.875%	8/4/20	8,000	9,307
US Bancorp	2.875%	11/20/14	32,000	33,390
US Bancorp	1.650%	5/15/17	32,000	32,667
US Bank NA	6.300%	2/4/14	30,000	31,951
Wachovia Bank NA	6.600%	1/15/38	60,000	82,730
Wachovia Corp.	5.500%	5/1/13	35,000	35,724
Wachovia Corp.	5.250%	8/1/14	2,900	3,095
Wells Fargo & Co.	4.625%	4/15/14	15,000	15,706
Wells Fargo & Co.	3.750%	10/1/14	28,000	29,591
Wells Fargo & Co.	3.625%	4/15/15	2,200	2,343
Wells Fargo & Co.	3.676%	6/15/16	19,000	20,615
Wells Fargo & Co.	5.125%	9/15/16	25,000	28,377
Wells Fargo & Co.	2.625%	12/15/16	53,000	55,988
Wells Fargo & Co.	5.625%	12/11/17	31,150	37,274
Wells Fargo & Co.	3.500%	3/8/22	72,215	77,306

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,834

	Finance Companies (0.7%)
	General Electric Capital Corp.	5.400%	2/15/17	10,000	11,536
	General Electric Capital Corp.	4.625%	1/7/21	117,000	132,211
	General Electric Capital Corp.	5.300%	2/11/21	30,850	35,538
	General Electric Capital Corp.	3.150%	9/7/22	70,030	71,589
	General Electric Capital Corp.	6.750%	3/15/32	30,000	38,983
	General Electric Capital Corp.	6.150%	8/7/37	37,800	47,071
	General Electric Capital Corp.	5.875%	1/14/38	24,240	29,163
	General Electric Capital Corp.	6.875%	1/10/39	25,440	34,399
2,3	US Trade Funding Corp.	4.260%	11/15/14	3,926	4,078
	Insurance (1.5%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	28,400
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,504
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	49,231
	Aetna Inc.	1.750%	5/15/17	2,636	2,686
	Aetna Inc.	6.500%	9/15/18	11,460	14,297
	Allstate Corp.	5.000%	8/15/14	10,000	10,758
2	Allstate Corp.	6.500%	5/15/57	20,000	21,100
2	Allstate Corp.	6.125%	5/15/67	30,000	30,975
	Chubb Corp.	6.000%	5/11/37	50,000	66,022
3	Farmers Exchange Capital	7.050%	7/15/28	25,000	31,211
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	25,513
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,198
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,617
3	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	50,524
3	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	40,190
3	MassMutual Global Funding II	2.875%	4/21/14	11,390	11,716
	MetLife Inc.	4.125%	8/13/42	5,565	5,537
3	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	21,315
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	59,675
3	New York Life Global Funding	1.650%	5/15/17	44,000	45,032
3	New York Life Insurance Co.	5.875%	5/15/33	55,395	67,571
	Prudential Financial Inc.	5.150%	1/15/13	10,615	10,670
	Prudential Financial Inc.	4.750%	4/1/14	28,700	30,106
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,722
	Prudential Financial Inc.	3.000%	5/12/16	11,995	12,717
	Prudential Financial Inc.	4.500%	11/15/20	34,365	38,432
	Torchmark Corp.	7.875%	5/15/23	45,000	58,261
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	39,765
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	11,411
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	32,165
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	31,203
	UnitedHealth Group Inc.	2.875%	3/15/22	3,335	3,433
	WellPoint Inc.	4.350%	8/15/20	10,000	11,172
	WellPoint Inc.	3.125%	5/15/22	53,740	54,350
	WellPoint Inc.	3.300%	1/15/23	8,585	8,840
	Real Estate Investment Trusts (0.3%)
	Duke Realty LP	6.500%	1/15/18	8,755	10,417
	HCP Inc.	3.750%	2/1/16	7,950	8,436
	Realty Income Corp.	6.750%	8/15/19	21,075	26,057
	Simon Property Group LP	5.100%	6/15/15	50,000	55,267
	Simon Property Group LP	6.100%	5/1/16	49,050	56,586
3	WEA Finance LLC	7.125%	4/15/18	34,000	41,828
					6,279,464
Industrial (11.2%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	17,901
	EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	57,338
	Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	29,748

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	46,446
Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,331
Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	18,002
2 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	5,625	6,698
Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	30,000	40,933
Boeing Co.	8.625%	11/15/31	9,460	15,189
Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,790
Caterpillar Inc.	3.900%	5/27/21	51,914	58,594
Caterpillar Inc.	2.600%	6/26/22	11,345	11,571
3 Caterpillar Inc.	3.803%	8/15/42	13,960	14,004
Deere & Co.	7.125%	3/3/31	17,500	25,295
General Dynamics Corp.	3.875%	7/15/21	14,925	16,881
General Electric Co.	5.250%	12/6/17	21,685	25,639
General Electric Co.	4.125%	10/9/42	8,735	9,104
Honeywell International Inc.	4.250%	3/1/21	40,681	48,019
John Deere Capital Corp.	2.250%	4/17/19	28,125	29,124
John Deere Capital Corp.	1.700%	1/15/20	21,935	21,891
Raytheon Co.	1.625%	10/15/15	35,210	36,174
3 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	105,392
United Technologies Corp.	1.800%	6/1/17	21,785	22,462
United Technologies Corp.	3.100%	6/1/22	7,010	7,525
United Technologies Corp.	7.500%	9/15/29	19,230	28,753
United Technologies Corp.	6.050%	6/1/36	20,325	27,254
United Technologies Corp.	6.125%	7/15/38	45,000	60,720
Communication (2.3%)
America Movil SAB de CV	3.125%	7/16/22	24,480	25,141
America Movil SAB de CV	4.375%	7/16/42	20,430	21,069
AT&T Inc.	5.100%	9/15/14	30,160	32,545
AT&T Inc.	2.950%	5/15/16	23,655	25,123
AT&T Inc.	1.600%	2/15/17	38,000	38,575
AT&T Inc.	5.600%	5/15/18	44,000	53,298
AT&T Inc.	4.450%	5/15/21	10,000	11,653
AT&T Inc.	6.450%	6/15/34	73,115	94,857
AT&T Inc.	6.800%	5/15/36	11,305	15,197
AT&T Inc.	6.500%	9/1/37	9,675	12,657
AT&T Inc.	6.550%	2/15/39	15,265	20,322
BellSouth Corp.	5.200%	9/15/14	20,000	21,543
BellSouth Corp.	6.550%	6/15/34	32,225	39,567
BellSouth Corp.	6.000%	11/15/34	11,995	13,783
BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	34,580
CBS Corp.	4.300%	2/15/21	27,830	30,789
CBS Corp.	3.375%	3/1/22	15,680	16,220
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	29,510
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	28,986
Comcast Corp.	5.700%	5/15/18	20,000	24,239
Comcast Corp.	4.650%	7/15/42	34,070	35,970
3 COX Communications Inc.	4.700%	12/15/42	5,775	5,921
3 Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	16,196
3 Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	29,310
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,665	8,043
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,150	33,074
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	22,680
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	10,000	10,849
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,640	28,437
Discovery Communications LLC	5.625%	8/15/19	10,635	12,849
Discovery Communications LLC	5.050%	6/1/20	8,365	9,816
Discovery Communications LLC	4.950%	5/15/42	4,175	4,556
France Telecom SA	4.125%	9/14/21	37,500	41,568
Grupo Televisa SAB	6.625%	1/15/40	25,090	32,963
NBCUniversal Media LLC	4.375%	4/1/21	23,900	27,043
News America Inc.	4.500%	2/15/21	14,500	16,629
News America Inc.	6.150%	2/15/41	33,265	41,705

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 SBA Tower Trust	2.933%	12/15/17	33,310	34,761
Telefonica Emisiones SAU	3.992%	2/16/16	34,790	35,303
Time Warner Cable Inc.	5.850%	5/1/17	34,980	41,480
Time Warner Cable Inc.	6.750%	6/15/39	29,985	38,200
Verizon Communications Inc.	4.350%	2/15/13	15,530	15,646
Verizon Communications Inc.	5.500%	4/1/17	25,000	29,527
Verizon Communications Inc.	3.500%	11/1/21	5,495	6,053
Verizon Communications Inc.	5.850%	9/15/35	49,525	62,916
Verizon Communications Inc.	6.900%	4/15/38	9,710	13,902
Verizon Communications Inc.	4.750%	11/1/41	11,880	13,453
Verizon Global Funding Corp.	7.750%	12/1/30	56,410	82,659
Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,222
Vodafone Group plc	5.000%	12/16/13	10,000	10,457
Vodafone Group plc	5.375%	1/30/15	40,000	43,928
Vodafone Group plc	2.875%	3/16/16	33,000	34,960
Vodafone Group plc	2.500%	9/26/22	41,355	41,620
Consumer Cyclical (2.1%)
Amazon.com Inc.	2.500%	11/29/22	34,760	34,498
3 American Honda Finance Corp.	1.500%	9/11/17	18,760	18,795
AutoZone Inc.	3.700%	4/15/22	35,435	37,605
CVS Caremark Corp.	4.875%	9/15/14	25,200	27,125
CVS Caremark Corp.	5.750%	6/1/17	26,185	31,481
CVS Caremark Corp.	2.750%	12/1/22	50,000	50,016
Daimler Finance North America LLC	6.500%	11/15/13	23,615	24,890
3 Daimler Finance North America LLC	2.250%	7/31/19	69,485	70,475
Daimler Finance North America LLC	8.500%	1/18/31	33,000	51,693
eBay Inc.	1.350%	7/15/17	12,580	12,762
eBay Inc.	2.600%	7/15/22	20,130	20,308
Home Depot Inc.	3.950%	9/15/20	16,000	18,316
3 Hyundai Capital America	1.625%	10/2/15	14,955	14,995
Johnson Controls Inc.	7.125%	7/15/17	36,300	44,280
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,731
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	51,554
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	24,013
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	35,300
McDonald's Corp.	1.875%	5/29/19	16,685	17,095
McDonald's Corp.	2.625%	1/15/22	7,805	8,100
3 Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,556
PACCAR Financial Corp.	1.600%	3/15/17	39,311	40,101
Target Corp.	5.875%	7/15/16	20,000	23,662
Target Corp.	2.900%	1/15/22	27,000	28,744
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	26,637
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	26,280
Time Warner Inc.	4.875%	3/15/20	14,000	16,355
Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	44,904
Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	48,084
Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	36,016
Viacom Inc.	6.125%	10/5/17	7,500	9,038
3 Volkswagen International Finance NV	1.625%	3/22/15	83,250	84,568
Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	28,159
Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	34,010
Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	148,659
Walt Disney Co.	5.625%	9/15/16	30,000	34,938
Western Union Co.	5.930%	10/1/16	60,000	69,115
Consumer Noncyclical (3.4%)
3 AbbVie Inc.	1.750%	11/6/17	31,160	31,604
3 AbbVie Inc.	2.000%	11/6/18	37,390	37,916
Altria Group Inc.	4.750%	5/5/21	18,300	20,745
Altria Group Inc.	2.850%	8/9/22	11,000	10,911
Amgen Inc.	2.300%	6/15/16	25,340	26,462
Amgen Inc.	5.150%	11/15/41	36,000	40,810
Anheuser-Busch Cos. LLC	5.000%	3/1/19	15,000	17,795
Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	25,132

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	15,767
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	36,000	42,354
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	60,800	61,130
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,720	4,724
AstraZeneca plc	1.950%	9/18/19	43,465	44,447
AstraZeneca plc	6.450%	9/15/37	23,385	32,177
3 BAT International Finance plc	3.250%	6/7/22	58,280	61,070
Baxter International Inc.	5.900%	9/1/16	12,498	14,898
3 Cargill Inc.	6.000%	11/27/17	25,000	30,112
3 Cargill Inc.	4.307%	5/14/21	60,532	67,221
3 Cargill Inc.	6.875%	5/1/28	19,355	24,964
3 Cargill Inc.	6.125%	4/19/34	28,980	35,696
Catholic Health Initiatives	1.600%	11/1/17	2,140	2,167
Catholic Health Initiatives	2.950%	11/1/22	6,035	6,146
2 Catholic Health Initiatives	4.350%	11/1/42	25,935	26,348
Coca-Cola Co.	5.350%	11/15/17	85,000	102,571
Coca-Cola Co.	3.300%	9/1/21	10,075	11,175
Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,577
Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,607
Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	44,380
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,046
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	20,304
Diageo Investment Corp.	2.875%	5/11/22	26,991	28,076
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	7,850	7,821
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	7,905	7,928
Express Scripts Holding Co.	6.250%	6/15/14	14,670	15,849
3 Express Scripts Holding Co.	2.650%	2/15/17	43,711	45,549
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	55,270
GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	37,424
GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	30,356
3 Heineken NV	1.400%	10/1/17	8,150	8,169
3 Heineken NV	2.750%	4/1/23	6,450	6,378
3 Heineken NV	4.000%	10/1/42	1,390	1,346
Hershey Co.	4.850%	8/15/15	9,620	10,663
Johnson & Johnson	2.150%	5/15/16	21,705	22,790
Johnson & Johnson	5.150%	7/15/18	14,800	18,063
Kaiser Foundation Hospitals	3.500%	4/1/22	7,116	7,524
Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	15,051
Kellogg Co.	4.000%	12/15/20	57,000	64,217
3 Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,832
3 Kraft Foods Group Inc.	3.500%	6/6/22	10,990	11,707
3 Kraft Foods Group Inc.	5.000%	6/4/42	12,505	13,949
McKesson Corp.	3.250%	3/1/16	6,650	7,157
McKesson Corp.	2.700%	12/15/22	7,710	7,773
Medtronic Inc.	4.750%	9/15/15	20,000	22,191
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	11,097
Merck & Co. Inc.	6.550%	9/15/37	10,000	14,398
Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,215
Molson Coors Brewing Co.	3.500%	5/1/22	3,315	3,510
Molson Coors Brewing Co.	5.000%	5/1/42	9,890	11,083
Mondelez International Inc.	5.375%	2/10/20	24,000	29,131
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	14,582
PepsiCo Inc.	3.100%	1/15/15	38,800	40,767
PepsiCo Inc.	4.000%	3/5/42	51,391	53,518
Pfizer Inc.	5.350%	3/15/15	33,000	36,482
Philip Morris International Inc.	4.500%	3/26/20	8,250	9,697
Philip Morris International Inc.	4.125%	5/17/21	43,025	49,464
Philip Morris International Inc.	2.500%	8/22/22	21,645	21,782
2 Procter & Gamble - Esop	9.360%	1/1/21	44,476	59,093
3 Roche Holdings Inc.	6.000%	3/1/19	14,250	17,933
3 SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,961
3 SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,739
3 SABMiller plc	6.500%	7/1/16	50,000	58,666
Sanofi	4.000%	3/29/21	44,090	50,756

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,863
3 Tesco plc	5.500%	11/15/17	50,000	59,107
Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,831
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,942
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	12,158
Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,890
Unilever Capital Corp.	4.250%	2/10/21	95,235	111,125
Wyeth LLC	5.950%	4/1/37	25,000	33,312
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	39,962
Energy (0.9%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	29,146
BP Capital Markets plc	3.125%	10/1/15	16,000	17,024
BP Capital Markets plc	3.200%	3/11/16	33,000	35,396
BP Capital Markets plc	1.846%	5/5/17	25,000	25,586
BP Capital Markets plc	4.750%	3/10/19	27,215	31,886
BP Capital Markets plc	4.500%	10/1/20	16,000	18,611
BP Capital Markets plc	3.245%	5/6/22	25,000	26,262
ConocoPhillips	5.200%	5/15/18	80,000	95,384
EOG Resources Inc.	5.625%	6/1/19	16,100	19,893
3 Motiva Enterprises LLC	5.750%	1/15/20	5,065	6,192
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	45,009
Occidental Petroleum Corp.	2.700%	2/15/23	21,000	21,515
3 Schlumberger Investment SA	2.400%	8/1/22	23,925	23,933
Shell International Finance BV	3.250%	9/22/15	29,575	31,672
Shell International Finance BV	4.375%	3/25/20	38,000	44,539
Shell International Finance BV	2.250%	1/6/23	34,000	33,738
Suncor Energy Inc.	5.950%	12/1/34	20,700	25,343
Total Capital International SA	1.550%	6/28/17	44,415	45,305
Total Capital International SA	2.700%	1/25/23	33,630	34,393
Other Industrial (0.1%)
3 Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	43,865	44,287
3 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,527
Technology (0.7%)
Cisco Systems Inc.	4.450%	1/15/20	40,000	46,882
Dell Inc.	5.875%	6/15/19	34,840	40,388
Google Inc.	2.125%	5/19/16	20,435	21,393
Hewlett-Packard Co.	2.650%	6/1/16	17,000	16,628
Hewlett-Packard Co.	5.500%	3/1/18	29,135	30,885
Hewlett-Packard Co.	3.750%	12/1/20	82,000	75,693
Hewlett-Packard Co.	4.300%	6/1/21	26,000	24,554
International Business Machines Corp.	2.000%	1/5/16	40,400	41,787
International Business Machines Corp.	1.950%	7/22/16	23,211	24,123
International Business Machines Corp.	1.250%	2/6/17	10,075	10,203
International Business Machines Corp.	8.375%	11/1/19	25,000	35,958
International Business Machines Corp.	5.875%	11/29/32	25,000	33,462
Microsoft Corp.	4.000%	2/8/21	16,000	18,472
Oracle Corp.	6.125%	7/8/39	18,000	24,426
Transportation (0.4%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,954
2 Continental Airlines 2007-1 Class A Pass Through
Trust	5.983%	4/19/22	28,148	31,315
3 ERAC USA Finance LLC	2.250%	1/10/14	5,890	5,974
3 ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,946
3 ERAC USA Finance LLC	2.750%	3/15/17	6,795	7,115
3 ERAC USA Finance LLC	4.500%	8/16/21	9,295	10,263
3 ERAC USA Finance LLC	7.000%	10/15/37	26,175	33,556
3 ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,113
2 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	29,421	35,361
FedEx Corp.	2.625%	8/1/22	5,385	5,439
FedEx Corp.	3.875%	8/1/42	5,095	5,104
Southwest Airlines Co.	5.750%	12/15/16	32,500	36,846
2 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	17,713	19,075

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	19,492	22,757
United Parcel Service Inc.	1.125%	10/1/17	4,680	4,699
United Parcel Service Inc.	2.450%	10/1/22	17,950	18,159
United Parcel Service Inc.	4.875%	11/15/40	14,815	17,444
				7,222,004
Utilities (2.5%)
Electric (2.0%)
Alabama Power Co.	5.550%	2/1/17	17,650	20,552
Alabama Power Co.	5.700%	2/15/33	15,000	19,105
Ameren Illinois Co.	6.125%	12/15/28	54,000	68,335
Carolina Power & Light Co.	6.300%	4/1/38	14,705	20,337
Commonwealth Edison Co.	5.950%	8/15/16	23,120	27,161
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	16,423
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	24,432
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	29,612
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	14,757
Dominion Resources Inc.	5.200%	8/15/19	19,250	23,003
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,823
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	21,930
Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	56,953
3 Enel Finance International NV	6.800%	9/15/37	29,505	30,809
Florida Power & Light Co.	5.650%	2/1/35	50,000	64,792
Florida Power & Light Co.	4.950%	6/1/35	10,000	11,975
Florida Power & Light Co.	5.650%	2/1/37	5,000	6,468
Florida Power & Light Co.	5.950%	2/1/38	39,215	52,604
Florida Power Corp.	6.350%	9/15/37	8,000	10,884
Florida Power Corp.	6.400%	6/15/38	27,055	37,089
Georgia Power Co.	5.400%	6/1/18	38,660	46,899
Georgia Power Co.	4.300%	3/15/42	23,145	24,317
MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	32,003
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	26,100
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	72,718
Northern States Power Co.	6.250%	6/1/36	50,000	70,344
NSTAR LLC	4.500%	11/15/19	3,535	4,045
Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	13,136
PacifiCorp	5.900%	8/15/34	12,500	16,279
PacifiCorp	6.250%	10/15/37	36,635	49,867
Peco Energy Co.	5.350%	3/1/18	20,545	24,911
Potomac Electric Power Co.	6.500%	11/15/37	25,000	36,314
PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,678
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	30,226
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,859
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	11,275
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	44,625
Southern California Edison Co.	6.000%	1/15/34	7,695	10,091
Southern California Edison Co.	5.550%	1/15/37	50,475	64,392
Southern California Edison Co.	5.950%	2/1/38	40,000	53,894
Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	21,960
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	22,468
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	56,562
Natural Gas (0.4%)
AGL Capital Corp.	6.375%	7/15/16	25,815	30,565
British Transco Finance Inc.	6.625%	6/1/18	50,000	62,204
3 DCP Midstream LLC	6.450%	11/3/36	30,325	35,318
KeySpan Corp.	4.650%	4/1/13	9,000	9,119
National Grid plc	6.300%	8/1/16	30,000	35,106
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	52,853
Wisconsin Gas LLC	6.600%	9/15/13	13,100	13,562

11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	42,533

					1,602,267
Total Corporate Bonds (Cost $13,360,572)					15,103,735
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
3	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	46,491
3	CDP Financial Inc.	4.400%	11/25/19	40,000	46,569
3	Electricite de France SA	4.600%	1/27/20	50,000	56,738
3	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	22,000	22,347
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	51,017
	Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	8,535
	KFW	7.000%	3/1/13	10,000	10,152
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	11,399
	Province of Ontario	4.500%	2/3/15	12,270	13,333
	Province of Ontario	4.000%	10/7/19	56,415	65,243
	Province of Ontario	4.400%	4/14/20	50,000	59,429
	Quebec	5.125%	11/14/16	50,000	58,611
3	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	16,155
	Republic of South Africa	6.500%	6/2/14	21,900	23,707
3	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	45,019
Total Sovereign Bonds (Cost $470,814)					534,745
Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	10,665	13,323
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	55,861
	California GO	5.700%	11/1/21	16,840	19,784
	California GO	7.550%	4/1/39	13,375	19,442
	California GO	7.300%	10/1/39	4,280	5,917
	California GO	7.600%	11/1/40	23,935	35,258
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	11,308
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	21,280	24,897
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,872
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	41,145
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	14,580	17,462
	Houston TX GO	6.290%	3/1/32	25,000	31,594
	Illinois GO	5.100%	6/1/33	3,145	3,191
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	36,917
5	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	59,275
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	15,645	20,329
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	67,282
	Louisville & Jefferson County KY Metropolitan Sewer
	District Revenue	6.250%	5/15/43	19,000	25,325
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	29,636
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	28,900
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	52,389
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,783
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,950	21,986
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,046
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,833
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	83,779
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	25,930	34,339
	Oregon GO	5.902%	8/1/38	19,510	24,094

12

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Oregon School Boards Association GO	5.528%	6/30/28	50,000	60,577
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	16,308
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,323
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	53,152
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	50,675	58,602
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,558
Stanford University	6.875%	2/1/24	34,745	49,646
Stanford University	7.650%	6/15/26	29,000	44,807
University of California Regents Medical Center
Revenue	6.548%	5/15/48	14,820	19,800
University of California Regents Medical Center
Revenue	6.583%	5/15/49	23,785	32,065
University of California Revenue	5.770%	5/15/43	24,325	30,426
Total Taxable Municipal Bonds (Cost $955,395)				1,198,231
Temporary Cash Investments (0.6%)
Repurchase Agreements (0.6%)
Bank of America Securities, LLC(Dated 11/30/12,
Repurchase Value $74,101,000, collateralized by
Federal Home Loan Mortgage Corp. 4.000%,
11/1/42, and Federal National Mortgage Assn.
3.000%, 10/1/27)	0.220%	12/3/12	74,100	74,100
Bank of Montreal(Dated 11/30/12, Repurchase Value
$70,001,000, collateralized by U.S. Treasury Notes
0.250%, 3/31/14)	0.230%	12/3/12	70,000	70,000
Deutsche Bank Securities, Inc.(Dated 11/30/12,
Repurchase Value $27,601,000, collateralized by
Government National Mortgage Assn. 2.500%,
10/20/27)	0.250%	12/3/12	27,600	27,600
HSBC Bank USA(Dated 11/30/12, Repurchase Value
$56,701,000, collateralized by Federal Home Loan
Mortgage Corp. 3.000%-4.500%, 7/1/30-12/1/42)	0.240%	12/3/12	56,700	56,700
RBC Capital Markets LLC(Dated 11/30/12, Repurchase
Value $39,001,000, collateralized by Federal National
Mortgage Assn. 4.000%, 5/1/42)	0.230%	12/3/12	39,000	39,000
RBS Securities, Inc.(Dated 11/30/12, Repurchase
Value $53,001,000, collateralized by U.S. Treasury
Notes, 0.250-3.625%, 11/30/14-2/15/21)	0.220%	12/3/12	53,000	53,000
TD Securities (USA) LLC(Dated 11/30/12, Repurchase
Value $57,001,000, collateralized by Federal National
Mortgage Assn. 0.600%-1.700%, 8/20/15-8/28/19)	0.220%	12/3/12	57,000	57,000
UBS Securities LLC(Dated 11/30/12, Repurchase
Value $19,100,000, collateralized by Government
National Mortgage Assn. 4.500%-5.500%, 3/15/40-
8/15/41)	0.220%	12/3/12	19,100	19,100

				396,500
Total Temporary Cash Investments (Cost $396,500)				396,500
Total Investments (99.7%) (Cost $52,253,898)				64,203,842
Other Assets and Liabilities—Net (0.3%)				161,262
Net Assets (100%)				64,365,104

* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

13

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2012

3 Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $2,460,779,000, representing 3.8% of net assets.
4 Adjustable-rate security.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
ADR—American Depositary Receipt.
GO—General Obligation Bond.

14

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Wellington Fund (the "Fund") as of November 30, 2012 and for the year then ended and have issued our unqualified report thereon dated January 14, 2013. Our audit included audit of the Fund's schedule of investments as of November 30, 2012. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on this schedule of investments based on our audits.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
January 14, 2013

15

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 210 012013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2012: $33,000
Fiscal Year Ended November 30, 2011: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2012: $4,809,780
Fiscal Year Ended November 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2012: $1,812,565
Fiscal Year Ended November 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2012: $490,518
Fiscal Year Ended November 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2012: $16,000
Fiscal Year Ended November 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2012: $506,518
Fiscal Year Ended November 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.